OPPENHEIMER QUEST OFFICERS VALUE FUND
Semiannual Report April 30, 1998













[LOGO]OppenheimerFundssm
The Right Way to Invest

BRIDGET A. MACASKILL
President
Oppenheimer
Quest Officers
Value Fund

Dear Shareholder,

As we move further into 1998, we remain impressed by the remarkable resilience of the financial markets. Recent efforts by the United States to help support the Japanese Yen have inspired hope that the fallout of the Asian economic crisis can be contained. In general, the U.S. and world markets have continued to build wealth for investors at a virtually unprecedented pace.

At OppenheimerFunds, we are pleased to help our fund shareholders participate in the potential rewards of today's markets, but we also recognize that this rate of growth cannot last forever. Because no one can predict exactly when the next correction or bear market might occur, we think it is prudent to continually identify, evaluate and manage the risks that may affect our fund shareholders.

We believe that one of the leading risks facing investors today is that stock valuations are at the high end of their historical range, while U.S. corporate earnings growth is slowing. Given these facts, we believe it is unlikely that stocks will sustain the growth rate of the past three years. Stock prices could continue trading near current levels until earnings "catch up," or there could be a market correction. However, we believe that either scenario would be only a temporary pause on the way to potentially greater long-term gains.

We are also examining the potential economic effects of the "millennium problem" that may render many computer systems unable to recognize the year 2000 when it arrives. Solving this problem has required companies to divert substantial human and financial resources from their core businesses, possibly constraining global economic growth during 1999 and 2000.

For our part, we can report that OppenheimerFunds has made solid progress toward ensuring that our shareholder accounting systems are fully "year 2000 compliant," and that all shareholder accounts will make a seamless transition into the 21st century.

We encourage you to meet with your financial advisor to discuss how a possible market correction or the millennium problem may affect your investments. Together, you can prepare your investment portfolio for the challenges and opportunities of the new century.

Sincerely,

/s/Bridget A. Macaskill
Bridget A. Macaskill

May 21, 1998

 2  Oppenheimer Quest Officers Value Fund

JEFFREY C. WHITTINGTON
Portfolio Manager

Q + A     An interview with your Fund's manager.

HOW HAS THE FUND PERFORMED DURING THE PAST SIX MONTHS?
For the six-month period ending April 30, 1998, the Oppenheimer Quest Officers Value Fund's Class A shares produced a cumulative total return, without sales charges, of 23.99%.(1)

WHAT INVESTMENTS EXCEEDED YOUR EXPECTATIONS?
WorldCom, Inc., one of the world's premier telecommunications companies, has seen continued success during the period. WorldCom is probably the only company that can provide a complete product mix, including local telephone, long-distance and Internet services. The company continues to grow rapidly, partly through an aggressive acquisition strategy. Recently, it acquired a major long-distance provider, MCI Communications, which we view as a terrific transaction because the combined company is likely to achieve economies of scale which improves shareholder value.(2)

In financial services, H&R Block performed very well during the period, benefiting from the ever-increasing complexity of the new tax laws. The company's tax preparation business is one of the most profitable businesses in the country. Although their traditional niche is the moderate income taxpayer, the company has recently sought out upper income taxpayers by purchasing accounting practices from local CPAs and by the establishment of H&R Block "premium" offices which cater to higher income individuals and small businesses.

WHAT STOCKS IN THE PORTFOLIO APPEAR PARTICULARLY UNDERVALUED?
We recently purchased shares in Canadian Pacific Ltd., a conglomerate company with interests in energy, lodging and transportation. The values represented in these divisions appeared much greater than the company's current stock price. Another undervalued company is LucasVarity plc, a company that supplies automotive parts to manufacturers. Based in England, LucasVarity is run by a management team that is very good at taking industrial companies and making them more competitive and efficient. LucasVarity performed poorly during the calendar year 1997, but the stock appears to be making a solid recovery in 1998.

WHAT OTHER FACTORS AFFECTED YOUR PERFORMANCE?
The Fund tends to invest in small- and mid-sized companies, which, as a group, have continued to underperform the large company averages such as the S&P 500 and the Dow Jones Industrial Average. In addition, we manage the portfolio by employing a "value" style, emphasizing companies that are selling at a discount to what we believe to be their fair value. For the past year, however, the value style trailed the "growth" style of investing, in which investors pay a premium for companies with earnings that are growing faster than the market as a whole. Growth tends to outperform value in periods in which the overall market is posting double-digit returns.//

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
2. The Fund's portfolio is subject to change. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

 3  Oppenheimer Quest Officers Value Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS April 30, 1998 (Unaudited)


                                                                                                               Market Value
                                                                                             Shares            See Note 1
==========================================================================================================================
Common Stocks - 97.9%
--------------------------------------------------------------------------------------------------------------------------
Autos & Housing - 4.4%
--------------------------------------------------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.(1)                                                       18,400          $  347,300
--------------------------------------------------------------------------------------------------------------------------
Computer Hardware - 4.3%
--------------------------------------------------------------------------------------------------------------------------
Wang Laboratories, Inc.(1)                                                                     12,500             337,500
--------------------------------------------------------------------------------------------------------------------------
Diversified Financial - 9.7%
--------------------------------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                                                             7,500             362,812
--------------------------------------------------------------------------------------------------------------------------
Green Tree Financial Corp.                                                                      9,900             403,425
                                                                                                               -----------
                                                                                                                  766,237
--------------------------------------------------------------------------------------------------------------------------
Food - 14.2%
--------------------------------------------------------------------------------------------------------------------------
International Home Foods, Inc.(1)                                                              12,300             369,000
--------------------------------------------------------------------------------------------------------------------------
Keebler Foods Co.(1)                                                                           12,800             364,800
--------------------------------------------------------------------------------------------------------------------------
Triarc Cos.(1)                                                                                 15,100             389,769
                                                                                                               -----------
                                                                                                                1,123,569
--------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services - 5.9%
--------------------------------------------------------------------------------------------------------------------------
Allegiance Corp.                                                                               10,200             465,375
--------------------------------------------------------------------------------------------------------------------------
Industrial Services - 4.7%
--------------------------------------------------------------------------------------------------------------------------
H & R Block, Inc.                                                                               8,300             373,500
--------------------------------------------------------------------------------------------------------------------------
Insurance - 19.8%(2)
--------------------------------------------------------------------------------------------------------------------------
ACE Ltd.                                                                                       10,600             401,475
--------------------------------------------------------------------------------------------------------------------------
EXEL Ltd.                                                                                       5,000             373,437
--------------------------------------------------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                                                               7,300             385,075
--------------------------------------------------------------------------------------------------------------------------
Terra Nova (Bermuda) Holdings Ltd., Cl. A                                                      13,200             404,250
                                                                                                               -----------
                                                                                                                1,564,237
--------------------------------------------------------------------------------------------------------------------------
Manufacturing - 5.2%
--------------------------------------------------------------------------------------------------------------------------
LucasVarity plc, ADR                                                                            9,200             414,000
--------------------------------------------------------------------------------------------------------------------------
Media - 5.0%
--------------------------------------------------------------------------------------------------------------------------
Hollinger International, Inc.                                                                  25,800             399,900
--------------------------------------------------------------------------------------------------------------------------
Oil-Integrated - 4.9%
--------------------------------------------------------------------------------------------------------------------------
PanCanadian Petroleum Ltd.(1)                                                                  24,500             389,669
--------------------------------------------------------------------------------------------------------------------------
Telecommunications-Technology - 4.6%
--------------------------------------------------------------------------------------------------------------------------
Tele-Communications TCI Ventures Group, Cl. A(1)                                               22,200             362,138
--------------------------------------------------------------------------------------------------------------------------
Telephone Utilities - 5.0%
--------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc.(1)                                                                               9,200             393,588
--------------------------------------------------------------------------------------------------------------------------
Transportation - 10.2%
--------------------------------------------------------------------------------------------------------------------------
Canadian Pacific Ltd. (New)                                                                    27,500             809,531
                                                                                                               -----------

Total Common Stocks (Cost $6,148,731)                                                                           7,746,544

                                                                                             Face
                                                                                             Amount
==========================================================================================================================
Short-Term Notes - 7.4%(3)
--------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 5.43%, 5/1/98                                                        $287,000             287,000
--------------------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 5.52%, 5/5/98                                                       300,000             299,816
                                                                                                                -----------

Total Short-Term Notes (Cost $586,816)                                                                            586,816

--------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $6,735,547)                                                   105.3%          8,333,360
--------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                            (5.3)           (419,548)
                                                                                                -----          -----------
Net Assets                                                                                      100.0%         $7,913,812
                                                                                                =====          ===========


 4   Oppenheimer Quest Officers Value Fund

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS April 30, 1998 (Unaudited)




--------------------------------------------------------------------------------
1. Non-income producing security.
2. The Fund may have elements of risk due to concentrated investments in specific industries. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions.
3. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.














































 5   Oppenheimer Quest Officers Value Fund

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES April 30, 1998 (Unaudited)



======================================================================================================================
ASSETS
Investments, at value (cost $6,735,547) -- see accompanying statement                                      $8,333,360
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                              215
----------------------------------------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                                                              2,035
Interest and dividends                                                                                          2,000
----------------------------------------------------------------------------------------------------------------------
Deferred organization costs - Note 1                                                                            1,061
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           8,003
                                                                                                           -----------
Total assets                                                                                                8,346,674

======================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                         416,874
Shares of beneficial interest redeemed                                                                            134
Other                                                                                                          15,854
                                                                                                           -----------
Total liabilities                                                                                             432,862

======================================================================================================================
NET ASSETS                                                                                                 $7,913,812
                                                                                                           ===========

======================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                                     $4,741
----------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                  5,761,799
----------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                         (13,310)
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                      562,769
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments - Note 3                                                         1,597,813
                                                                                                           -----------

Net assets                                                                                                 $7,913,812
                                                                                                           ===========

=====================================================================================================================
NET ASSET VALUE PER SHARE
Net asset value and redemption price per share (based on net assets of
$7,913,812 and 474,058 shares of beneficial interest outstanding)                                             $16.69

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
                                                                                                              $17.71

See accompanying Notes to Financial Statements.
















 6   Oppenheimer Quest Officers Value Fund

================================================================================
STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1998 (Unaudited)


=====================================================================================================================
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,074)                                                     $   31,668
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                        9,693
                                                                                                           -----------
Total income                                                                                                   41,361

======================================================================================================================
EXPENSES
Management fees - Note 4                                                                                       37,587
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees - Note 4                                                                    18,794
----------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                        12,476
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                     5,882
----------------------------------------------------------------------------------------------------------------------
Transfer agent and accounting services fees - Note 4                                                            3,725
----------------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                                    3,633
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                             1,117
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                       764
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                           2,358
                                                                                                           -----------
Total expenses                                                                                                 86,336
Less expenses paid indirectly - Note 4                                                                           (624)
Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                                             (32,058)
                                                                                                           -----------

Net expenses                                                                                                   53,654

======================================================================================================================
NET INVESTMENT LOSS                                                                                           (12,293)

======================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                              574,993

----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                        1,068,642
                                                                                                           -----------

Net realized and unrealized gain                                                                            1,643,635

======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                       $1,631,342
                                                                                                           ===========


See accompanying Notes to Financial Statements.



















 7   Oppenheimer Quest Officers Value Fund

-----------------------------------
Statements of Changes in Net Assets

                                                                                      Six Months Ended
                                                                                      April 30, 1998      Year Ended
                                                                                      (Unaudited)         October 31, 1997
======================================================================================================================
OPERATIONS
Net investment income (loss)                                                          $  (12,293)         $    36,036
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                        574,993              236,859
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                  1,068,642             (335,693)
                                                                                      --------------------------------
Net increase (decrease) in net assets resulting
from operations                                                                        1,631,342              (62,798)

======================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income                                                     (33,377)                  --
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                    (189,925)          (1,104,047)

======================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions - Note 2                                               (960,027)          (2,796,658)

======================================================================================================================
NET ASSETS
Total increase (decrease)                                                                448,013           (3,963,503)
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    7,465,799           11,429,302
                                                                                      --------------------------------
End of period [including undistributed (overdistributed) net investment
income of $(13,310) and $32,360, respectively]                                        $7,913,812           $7,465,799
                                                                                      ================================



See accompanying Notes to Financial Statements.





























 8   Oppenheimer Quest Officers Value Fund

FINANCIAL HIGHLIGHTS

                                                     SIX MONTHS
                                                     ENDED APRIL 30,      YEAR ENDED OCTOBER 31,
                                                     1998 (UNAUDITED)     1997               1996(2)              1995(1)
==========================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period                  $13.88               $15.26              $12.30              $10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.02)                 .07                (.01)                .24
Net realized and unrealized gain                        3.25                  .03                4.06                2.10
                                                      ------               ------              ------              ------
Total income from investment
operations                                              3.23                  .10                4.05                2.34
-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.06)                  --                (.26)               (.04)
Distributions from net realized gain                    (.36)               (1.48)               (.83)                 --
                                                      ------               ------              ------              ------
Total dividends and distributions
to shareholders                                         (.42)               (1.48)              (1.09)               (.04)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $16.69               $13.88              $15.26              $12.30
                                                      ======               ======              ======              ======

==========================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                    23.99%                1.56%              35.17%              23.44%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)              $7,914               $7,466             $11,429              $3,647
--------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $7,580               $9,148              $6,973              $2,873
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income (loss)                           (1.25)%(5)(6)         0.39%(6)           (0.42)%(6)           2.44%(4)(5)
Expenses, before voluntary reimbursement
by the Manager                                          2.30%(5)(7)          2.15%(7)            2.24%               1.97%(5)
Expenses, net of voluntary reimbursement
by the Manager                                          1.43%(5)             1.29%               1.92%               0.00%
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                              64.9%               111.0%              137.4%              108.0%
Average brokerage commission rate(9)                 $0.0579              $0.0551             $0.0501                  --

1. For the period from November 8, 1994 (commencement of operations) to October 31, 1995.
2. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. During the period noted above, the former Manager voluntarily waived all of its fees and reimbursed the Fund for all of its operating expenses. If such waivers and reimbursements had not been in effect, the annualized ratio of net investment income to average daily net assets would have been 0.47%.
5. Annualized.
6. For the six months ended April 30, 1998 and the years ended October 31, 1997 and 1996, the ratio of net investment income to average net assets would have been (2.12)%, (0.47)% and (0.74)%, respectively, absent the voluntary reimbursement by both the former Manager and the current Manager.
7. The expense ratio reflects the effect of expenses paid indirectly by the Fund.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1998 were $4,669,047 and $5,350,687, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.


 9    Oppenheimer Quest Officers Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.   SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Quest Officers Value Fund (the Fund), a series of Oppenheimer Quest for Value Funds, is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. It is the intention of the Fund to continue to invest in a non-diversified portfolio of primarily equity securities believed to be under valued in the market place. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager) and the Manager has entered into an agreement with OpCap Advisors. The Fund is authorized to issue Class A, Class B and Class C shares. Initially, only shares of Class A will be offered to officers, trustees and employees of the Fund, the Manager and its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan for any of them. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

ORGANIZATION COSTS. The former Manager advanced $7,600 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.
Actual results could differ from those estimates.

2.   SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                                 SIX MONTHS ENDED APRIL 30, 1998      YEAR ENDED OCTOBER 31, 1997
                                                                 SHARES         AMOUNT                SHARES         AMOUNT
                                                                 --------------------------           --------------------------
     Class A:
     Sold                                                          26,292       $   390,543            131,978       $ 1,769,834
     Dividends and distributions reinvested                        15,924           217,051             85,094         1,083,250
     Redeemed                                                    (106,182)       (1,567,621)          (427,833)       (5,649,742)
                                                                 --------       -----------           --------       -----------
     Net decrease                                                 (63,966)      $  (960,027)          (210,761)      $(2,796,658)
                                                                 ========       ===========           ========       ===========

10    Oppenheimer Quest Officers Value Fund

3.  UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At April 30, 1998, net unrealized appreciation on investments of $1,597,813 was composed of gross appreciation of $1,657,393, and gross depreciation of $59,580.

4.  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund. Effective August 1, 1996, the fee was voluntarily reduced from 1.00% of average annual net assets to 0.60% of the first $4 million of average annual net assets and 0.70% of net assets in excess of $4 million. Such waivers amounted to $13,264. The Manager acts as the accounting agent for the Fund at an annual fee of $6,000, plus out-of-pocket costs and expenses reasonably incurred.

The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. The Sub-Advisor waived all fees under the agreement for the six months ended April 30, 1998.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. The Fund pays OFS an annual maintenance fee of $14.85 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1998, the Fund paid OFS $1,881. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $14.85 to $18.00 for each shareholder account.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OppenheimerFunds Distributor, Inc. (OFDI) for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Both fees are computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. Effective August 1, 1996, OFDI has voluntarily waived all fees under this plan. Such waivers amounted to $18,794.

5.  BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

The Fund had no borrowings outstanding during the six months ended April 30, 1998.

6.  SUBSEQUENT EVENT
On February 18, 1998, the Board of Directors approved the reorganization of Oppenheimer Quest Officers Value Fund with and into Oppenheimer Quest Value Fund, Inc. Shareholders of Oppenheimer Quest Officers Value Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Quest Value Fund, Inc., and Quest Officers Value Fund would be liquidated. If shareholder approval is received, it is expected that the reorganization will occur during the second quarter of calendar 1998.

11    Oppenheimer Quest Officers Value Fund

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OPPENHEIMER QUEST OFFICERS VALUE FUND
A series of Oppenheimer Quest for Value Funds


OFFICERS AND TRUSTEES      Bridget A. Macaskill, Chairman of the Board of
                                 Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert C. Doll, Jr., Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

INVESTMENT ADVISOR         OppenheimerFunds, Inc.

SUB-ADVISOR                OpCap Advisors

DISTRIBUTOR                OppenheimerFunds Distributor, Inc.

TRANSFER AND               OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF PORTFOLIO     State Street Bank and Trust Company
SECURITIES

INDEPENDENT                Price Waterhouse LLP
ACCOUNTANTS

LEGAL COUNSEL              Gordon Altman Butowsky Weitzen Shalov & Wein

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants.

This is a copy of a report to shareholders of Oppenheimer Quest Officers Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Officers Value Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



12    Oppenheimer Quest Officers Value Fund


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13    Oppenheimer Quest Officers Value Fund

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two
World Trade Center, New York, NY 10048
(c)Copyright 1998 OppenheimerFunds, Inc. All rights reserved.
RS0229.001.0498  June 29, 1998